                                                                   EXHIBIT 10.42

                            WARRANT AWARD AGREEMENT

     This Warrant Award Agreement dated as of December 23, 1997 by and between IXL Holdings, Inc. (tile "Company") and General Electric Capital Corporation ("GECC").

     WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of December 23, 1997 between tile Company and GECC (tile "Securities Purchase Agreement"), tile Company has issued and sold to GECC tile Securities described therein;

     WHEREAS, in connection with tile Securities Purchase Agreement, tile Company and GECC have entered into that certain Warrant Agreement dated as of December 23, 1997 (tile "Primary Warrant Agreement"), pursuant to which tile Company issued and sold to GECC warrants (tile "Primary Warrants") to purchase 1,775 shares of tile Class B Convertible Preferred Stock, par value $.O1, of tile Company (tile "Class B Preferred Stock");

     WHEREAS, tile Company wishes to award GECC additional warrants to purchase 3,500 shares of Class B Preferred Stock at an exercise price of $500 per share in tile event certain conditions precedent are satisfied;

     In consideration of tile parties entering into tile Securities Purchase Agreement and tile Warrant Agreement, and for other good and valuable consideration, tile parties agree as follows:

     1.  In the event that:

               (a) General Electric Company or any of its subsidiaries (collectively "GE") or any of GE's portfolio companies delivers to tile Company or its subsidiaries, upon terms and conditions acceptable to tile Company, business which generates $10,000,000 recognizable in accordance with generally accepted accounting principles as revenue by tile Company in calendar year 1998,

               AND

               (b) (i) GE makes Consumer Financial Network, Inc.'s ("CFN") services available to tile lesser of 50% or 100,000 of GE's domestic United States employees by September 30, 1998, and (ii) GE actively communicates to such employees, using traditional methods of communication utilized by GE to communicate with its employees at all levels of operational management that CFN's services are available to such employees, the Company shall execute a Warrant Agreement substantially in the form of Exhibit A hereto (tile "Secondary Warrant Agreement") pursuant to which, subject to the terms and conditions thereof, tile Company will issue to GECC warrants to purchase 3,500 shares of Class B Preferred Stock at an exercise price of $500 per share.

     2. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (PROVIDED THAT DETERMINATIONS RELATING TO CORPORATE LAW SHALL BE CONSTRUED IN ACCORDANCE WITH THE DELAWARE GENERAL CORPORATION LAW). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE WARRANTS, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AGREES THAT IT WILL NOT COMMENCE ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT RAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     3. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and tile same instrument.

     4. AMENDMENTS. This Agreement shall not be amended without the prior written consent of all parties hereto.


                         [Signatures on Following Page]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below as of the date first written above.



                               IXL HOLDINGS, INC.

                               By:    /s/ James V. Sandry
                                      ---------------------------
                               Title: Executive Vice President
                                      ---------------------------



                               GENERAL ELECTRIC CAPITAL CORPORATION

                               By:    /s/ Tony J. Pantuso
                                      ---------------------------
                               Title: Department Operations Manager
                                      ------------------------------

                                   EXHIBIT A
                                   ---------

--------------------------------------------------------------------------------


                               WARRANT AGREEMENT



                                     among



                              IXL HOLDINGS, INC.

                                 and the other

                              PARTIES NAMED HEREIN



                                  Dated as of

                             _____________,______

--------------------------------------------------------------------------------

                               WARRANT AGREEMENT
                               -----------------


     This WARRANT AGREEMENT is dated as of ____, ____ (the "Agreement") and
                                                            ---------
entered into by and among IXL Holdings, Inc., a Delaware corporation (the "Company"), and the purchasers party hereto (each, an "Investor" and
 -------
collectively, the "Investors"). All capitalized terms used but not defined
                   ---------
herein shall have the meanings ascribed to them in the Purchase Agreement (as hereinafter defined).

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of December 17, ____ (the "Purchase Agreement") by and among the Company and the Investors,
               ------------------
the Company is issuing to the Investors certain Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 3,500 shares (subject to adjustment as provided herein) of Class B Convertible Preferred Stock, par value $.0l per share (the "Class B Preferred Stock"), of the Company (the shares of
                     -----------------------
Class B Preferred Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");
               --------------

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1. Warrant Certificates. The Company will issue and deliver a certificate or certificates evidencing the Warrants (the "Warrant Certificates")
                                                          --------------------
pursuant to the terms of the Purchase Agreement. Such certificate or certificates shall be substantially in the form set forth as Exhibit A attached hereto. Warrant Certificates shall be dated the date of issuance by the Company.

     SECTION 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or any Vice President. Each Warrant Certificate shall also be signed on behalf of the Company by its Secretary or an Assistant Secretary.

     SECTION 3. Restrictions on Transfer; Registration of Transfers and Exchanges. Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the
                                                   --------------
transferring Holder will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Warrants or Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act; provided, however, that, with respect to transfers by the Investors or their Affiliates and Related Persons, no such opinion shall be required in connection with any transfer to the Company or to a Permitted Transferee. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each Warrant Certificate shall bear the legend included on the first page of Exhibit A, unless in such opinion of counsel, such legend is no longer required by the Act.

     Subject to the conditions to transfer contained in the Second Amended and Restated Stockholders Agreement of the Company, as such agreement may be amended from time to time (the "Stockholders Agreement") which shall apply to the Holders of the Warrants as if such Holders were "Chase Investors," as defined in the Stockholders Agreement, the Company shall from time to time register the transfer of any outstanding Warrant Certificates in the Warrant Register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee Holder(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company. Any attempted transfer in violation of the Stockholders Agreement shall be null and void.

     SECTION 4. Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time during the period commencing on the date hereof and ending at 5:00 p.m., New York City time, on December 23, 2007 (the "Expiration Date"), to receive from
                                           ---------------
the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

     The price at which each Warrant shall be exercisable (the "Exercise Price")
                                                                --------------
shall be equal to $500.00 per share of Class B Preferred Stock.

     A Warrant may be exercised upon surrender to the Company at its office designated for such purpose of the Warrant Certificate or Certificates to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price share be made, at the election of the Holder,
(i) in cash, by certified or official bank check payable to the order of the Company, (ii) by delivering for surrender and cancellation to the Company Warrants with an aggregate Surrender Value, as of the date of such exercise, equal to the Exercise Price for the Warrants being exercised, or (iii) any combination thereof. For the purposes of this paragraph, the "Surrender Value" of any Warrant is equal to the Fair Market Value (as defined in the Stockholders'

Agreement), as of the date of such surrender, of the Warrant Shares issuable upon the exercise of such Warrant, minus the Exercise Price of such Warrant.

     Subject to the provisions of Section 5 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, the Company shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section 10. The certificate or certificates for such Warrant Shares shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

     Each Warrant shall be exercisable, at the election of the Holder thereof, either in fill or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

     All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

     SECTION 5. Payment of Taxes. The Company will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

     SECTION 6. Dividends. At any time and from time to time that the Fair Market Value (as defined in the Stockholders' Agreement) of a Warrant Share exceeds the Exercise Price per share, the Company shall not make any distributions on the Common Stock or the Preferred

Stock (as such terms are defined in the Stockholders' Agreement) unless there is contemporaneously declared and paid a dividend on each Warrant equal to the distribution paid per share of Class B Preferred Stock.

     SECTION 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Company, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate. If reasonably required by the Company, such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the reasonable judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced. If any Investor or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant Certificate other than the unsecured written agreement of such owner to indemnify the Company.

     SECTION 8. Reservation of Warrant Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class B Preferred Stock or its authorized and issued Class B Preferred Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Class B Preferred Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     The Company or, if appointed, any transfer agent for the Preferred Stock and each transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent")
                                                             --------------
will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with any such Transfer Agent. The Company will supply any such Transfer Agent with duly executed certificates for such purposes and will provide. or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. The Company will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 11 hereof.

     Before taking any action which would cause an adjustment pursuant to
Section 9 hereof to reduce the Exercise Price below the then par value of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted

     The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free, subject to Section 5 hereof, from all taxes, liens, charges and security interests with respect to the issue thereof, but such Warrant Shares shall be subject to the applicable terms and conditions of the Stockholders Agreement.

     SECTION 9. Adjustment of Exercise Price and Warrant Number. The number of shares of Class B Preferred Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially one. The Warrant Number is subject to
      --------------
adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 9.

          (a) Adjustment for Change in Capital Stock

          If the Company:

              (1) pays a dividend or makes a distribution on its Class B Preferred Stock in shares of its Class B Preferred Stock;

              (2) subdivides or reclassifies its outstanding shares of Class B Preferred Stock into a greater number of shares;

              (3) combines or reclassifies its outstanding shares of Class B Preferred Stock into a smaller number of shares; or

              (4) issues by reclassification of its Class B Preferred Stock any shares of its capital stock (other than reclassification arising solely as a result of a change in the par value or no par value of the Class B Preferred Stock);

then the Warrant Number and the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised shall receive the aggregate number and kind of shares of capital stock of the Company which it would have received immediately following such action if such Warrant had been exercised immediately prior to such action for the same aggregate consideration that such bolder would have paid if such Warrant had been exercised immediately prior to such action.

              The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               Such adjustment shall be made successively whenever any event listed above shall occur.

               The Company shall not issue shares of Class B Preferred Stock as a dividend or distribution on any class of capital stock other than Class B Preferred Stock unless the Warrant Holders also receive such dividend or distribution on a ratable basis or the appropriate adjustment to the Warrant Number and Exercise Price is made under this Section 9.

          (b)  Notice of Adjustment
               --------------------

               Whenever the Warrant Number is adjusted, the Company shall provide the notices required by Section 11 hereof.

          (c)  Voluntary Increase
               ------------------

               The Company from time to time may increase the Warrant Number by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 Business Days and if the increase is irrevocable during the period. Whenever the Warrant Number is increased, the Company shall mail to the Holders a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Warrant Number takes effect. The notice shall state the increased Warrant Number and the period it will be in effect.

               An increase of the Warrant Number under this Subsection (c) (other than a permanent increase) does not change or adjust the Warrant Number otherwise in effect for purposes of subsection (a) of this Section 9.

          (d)  Reorganizations
               ---------------

               In case of any capital reorganization, other than in the cases referred to in Section 9(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Preferred Stock or Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"),
                                                              ---------------
there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Class B Preferred Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Class B Preferred Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in fill immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

               The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof, (i) notice of such Reorganization shall be given to each of the Holders of the Warrants, and (ii) the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgement executed and delivered to the Holder(s), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

          (e)  Form of Warrants
               ----------------

               Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement but shall nevertheless be exercisable for the adjusted number of Warrant Shares at the adjusted Exercise Price.

     SECTION 10. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall, pay an amount in cash equal to the fair market value (as determined in good faith by the Board of Directors) of the Warrant Share so issuable, multiplied by such fraction.

     SECTION 11. Notices to Warrant Holders. Upon any adjustment pursuant to
Section 9 hereof, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable. detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 11.

     In case:

          (a) The Company shall authorize the issuance to all holders of shares of Class B Preferred Stock of rights, options or warrants to subscribe for or purchase shares of Class B Preferred Stock or of any other subscription rights or warrants;

          (b) The Company shall authorize the distribution to all holders of shares of Class B Preferred Stock of assets, including cash, evidences of its indebtedness, or other securities;

          (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Class B Preferred Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Class B Preferred Stock;

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company proposes to take any action that would require an adjustment to the Warrant Number pursuant to Section 9 hereof;

then the Company Shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 20 days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of
Section 12 hereof, a written notice stating (i) the date as of which the holders of record of shares of Preferred Stock or Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Preferred Stock or Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Preferred Stock or Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

     SECTION 12. Notices to the Company and Warrant Holders. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

          (a) if to Investors, to the address specified on the signature page executed by each such Investor, with a copy to Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, telecopy No.: (212)3194090,
Attention: William Schwitter, Esq.; and

          (b) if to the Company, IXL Holdings, Inc., 1888 Emery Street, Suite 200, Atlanta, Georgia, 30318, Telecopy no. (404) 267-380l, Attention: James V. Sandry, with a copy to Minkin & Snyder PC, One Buckhead Plaza, 3060 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30305, Telecopy No.(404)233-5064,
Attention: James S. Altenbach, Esq., and with an additional copy to Kelso & Company, 320 Park Avenue, Suite 2400, New York, New York 10022, Attention: James
J. Connors II, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed (so long as a fax copy is sent and receipt acknowledged within two business days after mailing); when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight by courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance herewith.

     SECTION 13. Certain Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein; provided that any such supplement or amendment shall not in any way adversely affect the interests of the Holders.

     SECTION 14. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

     SECTION 15. Termination. This Agreement shall terminate if all Warrants have been exercised or shall have expired or been canceled pursuant to this Agreement.

     SECTION 16. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (PROVIDED THAT DETERNINATIONS RELATING TO CORPORATE LAW SHALL BE CONSTRUED IN ACCORDANCE WITH THE DELAWARE GENERAL CORPORATION LAW). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIRE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE WARRANTS, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AGREES THAT IT WILL NOT COMMENCE ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     SECTION 17. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

     SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 19. Amendments and Waivers. Subject to Section 13, the Company agrees it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment. of any of the provisions of this Agreement or any Warrant unless each Holder (irrespective of the amount of Warrants then owned by it) shall substantially concurrently be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information (including any offer of remuneration) to enable it to make an informed decision with respect thereto which information shall be the same as that supplied to each other Holder. The Company will not, directly or indirectly, pay or cause to be paid any remuneration whether by way of supplement or additional interest fee or otherwise, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions of this Agreement or any Warrant unless such remunerations is concurrently paid on the same terms, ratably to each Holder whether or not such Holder signs such waiver or consent, provided that the foregoing is not intended to preclude the adoption of any amendment or the giving of any waiver by the Holders of a majority of the Warrants to the extent permitted by the other provisions of this Section 19.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.

                                   IXL HOLDINGS, INC.

                                   By:    _________________________________
                                   Title: _________________________________


                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:    _________________________________
                                   Title: _________________________________

                                   EXHIBIT A

                         [Form of Warrant Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON _______ ____, AND HTVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT IN CONJUNCTION WITH AN EFFECTWE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR IN COMPLIANCE WITH RULE 144 OR PURSUANT TO ANOTHER EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT DATED AS OF _______ AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), THE INVESTORS REFERRED TO THEREIN AND THE OTHER PARTIES THERETO. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENTS AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNTIL SUCH CONDITIONS FIEVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES AS SET FORTH IN THE COMPANY'S CERTIFICATE OF INCORPORATION. THE COMPANY WILL FURNISH A COPY OF THE CERTIFICATE OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST.

No.____                                                            ____ Warrants

                              Warrant Certificate

                              IXL HOLDINGS, INC.

This Warrant Certificate certifies that ____________, or registered assigns, is the registered holder of the number of Warrants (the "Warrants") set forth above
                                                      --------
to purchase Class B Preferred Stock, par value $.01 per share (the "Class B
                                                                    -------
Preferred Stock"), of IXL Holdings, Inc., a Delaware corporation (the
---------------
"Company"). Each Warrant entitles the Holder upon exercise to receive from the
 -------
Company one fully paid and nonassessable share of Class B Preferred Stock (a "Warrant Share"), at an exercise price (the "Exercise Price") of $500.00 payable
 -------------                               --------------
in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise. Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The number of Warrant Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement. Each Warrant is exercisable at any time during the period commencing and ending at 5:00 p.m., New York City time, on December 23, 2007.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of _______,
(the "Warrant Agreement"), duly executed and delivered by the Company, which
      -----------------
Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders or holder" meaning the registered holders or
                    -------    ------
registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Warrant Agreement.

     The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price made, at the election of the Holder, (i) in cash, by certified or official bank check payable to the order of the Company, (ii) by delivering for surrender and cancellation to the Company Warrants with an aggregate Surrender Value (as defined in Section 4 of the Warrant Agreement), as of the date of such exercise, equal to the Exercise Price for the Warrants being exercised, or (iii) any combination thereof. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.


     IN WITNESS WHEREOF, IXL Holdings, Inc. has caused this Warrant Certificate to be signed by its Chairman of the Board, President or Vice President and by its Secretary or Assistant Secretary.

Dated: [  ], _____
                              IXL HOLDINGS, INC.


                              By________________________________
                                Name:
                                Title:

                              By________________________________
                                Name:
                                Title:

                         FORM OF ELECTION TO PURCHTSE

                   (To Be Executed Upon Exercise of Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _________ shares of Class B Preferred Stock and herewith tenders payment for such shares to the Company in the form of [a certified or official bank check payable to the order of the Company in the amount of $____, [and] Warrants to purchase_______ Warrant Shares with an aggregate Surrender Value (as defined in Section 4 of the Warrant Agreement) of $_____].

     The undersigned requests that a certificate for such shares be registered in the name of _____________, whose address is ___________________________ and that such shares be delivered to _________________ whose address is
________________________.

     If said number of shares is less than all of the shares of Class B Preferred Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining. balance of such shares be registered in the name of_________________, whose address is ___________________________ and that such Warrant Certificate be delivered to
______________whose address is_____________________


                    Signature(s):  _____________________________________________

                    NOTE: The above signature(s) must correspond with the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever. If this Warrant is held of record by two or more joint owners, all such owners must sign.

Date:________

                              FORM OF ASSIGNMENT

          (To be signed only upon assignment of Warrant Certificate)

     FOR VALUE RECEIVED, hereby sells, assigns and transfers unto ____________ whose address is_______________ and whose social security number or other identifying number is _____________________, the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


                    Signature(s):  _____________________________________________

                    NOTE: The above signature(s) must correspond with the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever. If this Warrant is held of record by two or more joint owners, all such owners must sign.

Date: ____________